UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31,2011

Date of reporting period:  August 31, 2011

Item 1. Reports to Stockholders.

Performance Trust Investment Advisors

Annual Report | August 31, 2011

Performance Trust Total Return Bond Fund (Symbol: PTIAX) and Performance Trust Municipal Bond Fund (Symbol: PTIMX)

© 2011. Performance Trust Investment Advisors. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISOR (PTIAX)

Dear Fellow Shareholder,

We are pleased to have completed our first year in operation for the year ended August 31, 2011 by achieving a total return of 9.36% for our investors. The year has been a volatile one which helped us take advantage of market opportunities. As a “total return” bond Fund, we constantly screen the fixed-income markets to determine which sectors and securities offer the best potential risk/reward.

Since the Fund commenced investment operations on September 1, 2010, non-agency residential mortgage-backed securities (RMBS) have screened very well in our relative value analysis. Non-agency RMBS, unlike agency RMBS, are not implicitly or explicitly guaranteed by the U.S. government. Instead, non-agency RMBS specialists must analyze the credit risk inherent in hundreds of individual mortgage loans that are the underlying collateral for each RMBS. We believe non-agency RMBS continue to offer notable value in the fixed-income markets today, especially compared to the low yields-to-maturity offered by most fixed-income securities. For this reason, roughly half of our portfolio is invested in non-agency RMBS. During Q4 2010, a combination of events led to a dislocation in the municipal bond market. First, investors pulled money out of municipal bond funds for 26 weeks in a row, which created selling pressure in the muni market. During this period, on a nationwide news program, a prominent analyst predicted “$100 billion of muni defaults” in 2011, an amount that would far exceed cumulative defaults in the sector over the past decade. While 2011 is not yet over, it appears this forecast was wildly off the mark. However, the panic selling that occurred provided a good entry point for municipal securities. Therefore, since November of 2010, we have added a number of muni securities to our portfolio, and our muni allocation is now roughly 30% of the Fund. In addition to the relative value that they afford, municipal securities also have the desirable investment characteristic of paying tax-exempt interest.

The remainder of our Fund is invested in very short-term, high-quality securities. It is this part of the portfolio we expect to invest when we next spot an unusually favorable risk/reward.

In any bond investment, there are two components of risk: interest rate risk and credit risk. In general, our investment philosophy is to invest in mispriced credit risk, and we believe that dislocations in the fixed-income markets give us this opportunity from time to time. We are less interested in investing in extremely long- dated maturities because they contain a high degree of interest rate risk, particularly now that Treasury bond yields are at their lowest point in at least a generation.

We strongly believe that relatively high coupon yields available on our portfolio’s investments represent a valuable building block. We view the compounding effect of interest income an important determinant in building wealth, while also providing a cushion in case of a fall in bond prices. By employing these investment concepts, we look forward to continuing to manage your assets in an effort to create total return while protecting against potential downside risk.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

LETTER FROM THE INVESTMENT ADVISOR (PTIMX)

Dear Fellow Shareholder,

What factors affected the U.S. economy and municipal market during the twelve-month period ended August 31, 2011?
During the Fund’s initial invest-up period, major factors affecting the U.S. economy and municipal bond market in particular included a subdued outlook for U.S. economic growth and generally higher Treasury bond prices. Given the positive long-term correlation of municipal bond prices and Treasury bond prices, we would expect municipal bond price movements to move in the same general direction as Treasury bond prices. However, additional factors such as fears in sovereign debt markets in Europe and budget deficit discussions here in the United States have at times uncoupled the historical strong relationship between municipal bond prices and Treasury bond prices. We note that during our initial Fund’s invest-up period, the United States credit rating was downgraded to AA+ by Standard & Poor’s (S&P). The other two major rating agencies, Moody’s and Fitch, have maintained the United States credit rating at AAA but cite negative credit rating outlooks. The downgrade by S&P did result in the credit rating downgrade for a number of municipal borrowers with close connections to the United States credit rating, such as certain municipal housing bonds guaranteed by Fannie Mae and Freddie Mac.

More specific to the municipal market were a few key themes. First, municipal bond supply has been significantly lower than a year ago. For example, in August 2011, total municipal bond supply stood at $23.7 billion, compared with $29.4 billion and $36.1 billion in August 2010 and August 2009, respectively.

Second, municipal bond demand has been tepid for the largest customer of municipal bonds, retail investors. For instance, municipal bond mutual fund flows have beennegative for the majority of 2011. While mutual fund outflows were most extreme in January-February 2011, outflows continued at a diminishing order of magnitude in July-August 2011. Of note, municipal bond maturities, sinking fund payments, and coupon income helped provide support to municipal bond prices as mutual fund outflows became more subdued.

Third, despite the rhetoric from some market “pundits” that municipal bond defaults would increase dramatically, municipal bond defaults have remained low throughout 2011. Municipal bond defaults are significantly lower through August 2011 relative to the same period of time in 2009 and 2008. Rather than defaulting on municipal bond interest payments, municipal units of government have chosen to raise taxes and user fees while cutting expenses in areas such as headcount and services provided.

How did the Fund perform during the reporting period?
Performance Trust Municipal Bond Fund’s (PTIMX) official launch was June 30, 2011. The Fund’s returns assume the reinvestment of all distributions. For the two month period ended August 31, 2011, the Fund generated a total return of 1.06% versus the Barclays Capital U.S. Municipal Bond Index at 2.20% over the same period.

As of August 31, 2011, we were approximately 65% invested in longer-term municipals. We believe PTIMX is a high quality portfolio that is notably diversified across sectors, issuers, and states. There are a total of 31 positions, with the largest single exposure amounting to 3.3% of the Fund’s capital. Additionally, the Fund has used only a small portion of its 20% below investment grade basket, with 6.7% of capital in below investment grade and non-rated bonds.

The credit quality breakdown is:
Percentage
Credit Quality*	of Portfolio
AAA	0.00%
AA	14.36%
A	17.25%
BBB	26.96%
BB	4.02%
B	0.00%
Other	0.00%
Non-Rated	2.68%

*Credit distribution is provided by Moody’s and Standard & Poor’s as of August 31, 2011. The Fund uses the higher of the two ratings. Investment Grade refers to a bond considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Below Investment Grade refers to a bond rating below investment grade if its credit rating is below BBB- by Standard & Poor’s or below Baaa3 by Moody’s.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

LETTER FROM THE INVESTMENT ADVISOR (PTIMX)

PTIMX’s sector concentration:
Percentage
Sectors	of Portfolio(1)
Cash	34.74%
Hospital	14.77%
Education	9.99%
Other Revenue	6.43%
Utility	4.80%
Housing	4.75%
IDB	4.38%
Water & Sewer	3.68%
Insured	3.01%
CCRC	2.68%
Transportation	2.65%
TAX OB - Unlimited	2.07%
Tobacco	2.06%
Multi Family HSG	2.06%
Dedicated Tax	1.92%

(1) Total percentage may not round up to 100.00%.

State Allocations:
Percentage
States	of Portfolio
CA	16.8%
DC	3.2%
FL	9.3%
GA	2.0%
IA	3.1%
IL	5.4%
LA	1.1%
MA	2.0%
ME	3.3%
MI	2.1%
NJ	2.0%
OR	2.2%
PA	1.9%
PR	1.1%
TX	2.1%
VA	1.4%
WY	5.8%
Money Market Fund	35.2%

The Fund has only purchased bonds with coupons that are 5% or greater. Additionally, we have focused over 50% of the Fund’s purchases in the ten to twenty year part of the yield curve. This speaks to an element of our investment process we call Shape Management®, a proprietary tool used to assess how both individual bonds and portfolios of bonds will perform in different interest rate scenarios.

Coupon Distribution:
Percentage
Coupon	of Portfolio
0–4.99	0.00%
5 5.99	47.61%
6 6.99	9.49%
7 7.99	5.52%
8 8.99	2.64%
9–9.99	0.00%
10 & over	0.00%
Net cash & equivalent	34.74%

Maturity Breakdown:
Percentage
Maturity	of Portfolio
Net cash & equiv.	34.74%
0 4.99 years	0.00%
5 5.99 years	1.44%
6 6.99 years	0.00%
7 7.99 years	0.00%
8 8.99 years	0.00%
9 9.99 years	2.06%
10 14.99 years	25.39%
15 19.99 years	25.67%
20 24.99 years	10.70%
25 29.99 years	0.00%
30 years & over	0.00%
Average	10.40 years

The Fund’s NAV for the period ended August 31, 2011 was $20.18. The average maturity of the bonds was 10.4 years, with an average duration of 5.38 years.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

LETTER FROM THE INVESTMENT ADVISOR (PTIMX)

What strategies did you use to manage the Fund? How did these strategies influence performance?
Our municipal bond Fund is managed with a fundamental, bottom up, individual bond by bond focus. We employ a value-oriented approach when analyzing municipal bonds, looking for bonds that we believe can provide attractive income and after tax total return potential. Our goal is to purchase municipal bonds at a spread to “AAA” rated bonds that compensate clients for credit and liquidity risk embedded in the bond today, and that possess credit fundamentals demonstrating a likelihood of improving in credit quality over time. We believe this bottom up approach to credit analysis on individual municipal bonds provides an opportunity for spread compression (i.e., have a lower spread relative to “AAA” rated municipal bonds) and potential price appreciation.

As part of this individual security analysis, we employ Shape ManagementR as a key component of our investment process. As discussed earlier, Shape ManagementR is a proprietary means of applying total return scenario analysis to individual bonds and portfolios of bonds. Total return scenario analysis applies various interest rate shifts, yield curve slope analysis, reinvestment rate assumptions and probability analysis to determine a municipal bond’s “shape”, or how we believe that bond will perform in various interest rate environments.

During the Fund’s initial invest-up period ended August 31, 2011, we focused on bond purchases in the “A” and “BBB” rated credit rating categories at 17.2% and 26.9% of Fund assets. We believe these two rating categories have absolute yields and credit spreads that are attractive relative to “AAA” and “AA” rated general obligation bonds. We have focused on purchasing revenue bonds of what we deem are essential service providers. These are bonds that typically have a dedicated revenue stream associated with a defined service, such as hospitals, higher education (e.g., colleges), and utilities (e.g., water and electricity systems). Our largest initial sector exposures included hospitals (14.7%), education (9.9%), special tax (6.4%), and utilities (4.8%).

Our invest-up has been a little slower than expected due to low primary market bond supply. As we looked into the first week of September, bond supply was forecast at $2.0 billion, which would be the lowest origination in a non-holiday week since the financial crisis in 2008.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

LETTER FROM THE INVESTMENT ADVISOR

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in real estate investment trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Fund. Options and swap positions held in the Fund may be illiquid and the Fund manager may have difficulty closing out a position.

Income from tax-exempt bonds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

Additionally, investments in exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that market prices of ETF shares may trade at a discount to their net asset values, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell their shares.

Barclays Capital U.S. Municipal Bond Index is a broad-based, total return index. The index is comprised of 8,000 actual bonds. The bonds are all investment grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weighted and updated monthly, with a one-month lag. It is not possible to invest in an index.

Correlation is a measure of the interdependence of two random variables. Allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the schedule of investments for complete holdings.

Diversification does not assure a profit or protect against a loss in a declining market.

The information provided herein represents the opinions of Peter B. Cook, J. Thomas Futrell and Johnathan N. Wilhelm, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

CFA® is a registered trademark owned by the CFA institute.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

GROWTH OF PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTIAX)

Performance Trust Total Return Bond Fund (Unaudited)

Total Returns—For the Year Ended August 31, 2011 (Unaudited)

	SIX MONTHS	ONE YEAR
Performance Trust Total Return Bond Fund	1.55%	9.36%
Barclays Capital Aggregate Bond Index	5.49%	4.62%

The Barclays Capital Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Barclays Capital Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.
The chart at the top of the page assumes an initial gross investment of $10,000 made on September 1, 2010, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown.
Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTIAfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTIAX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2011

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund (Unaudited)

Total Returns—For the Period Ended August 31, 2011 (Unaudited)	SINCE INCEPTION (JUNE 30, 2011)
Performance Trust Municipal Bond Fund	1.06%
Barclays Capital Municipal Bond Index	2.75%

The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on June 30, 2011, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown.
Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTIAfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2011

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2011

Performance Trust		Performance
	Total Return	Trust Municipal
Assets	Bond Fund	Bond Fund
Investments, at value (cost $22,620,111 and $4,845,677 respectively)	$23,130,970	$4,878,152
Dividends and interest receivable	123,774	33,867
Receivable from Adviser	0	23,154
Receivable for Fund shares sold	32,113	0
Other assets	11,779	18,587
Total Assets	23,298,636	4,953,760

Liabilities
Distribution payable to shareholders	46,806	310
Payable for investments purchased	9,300	71,133
Payable for Fund shares redeemed	1,721	205
Payable to Adviser	677	0
Payable to affiliates	31,781	19,785
Accrued expenses and other liabilities	24,633	24,180
Total Liabilities	114,918	115,613

Net Assets	$23,183,718	$4,838,147
Net Assets Consist of:
Paid-in capital	$22,487,011	$4,803,872
Accumulated net investment income (loss)	161,641	(62)
Accumulated net realized gain on investments	24,207	1,862
Net unrealized appreciation on investments	510,859	32,475
Net Assets	$23,183,718	$4,838,147

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,096,876	239,782
Net asset value, redemption price and offering price per share	$21.14	$20.18

The accompanying notes are an intergral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND—SCHEDULE OF INVESTMENTS
August 31, 2011

	PRINCIPAL
	AMOUNT	VALUE
Asset Backed Securities–0.65%
Residential Asset Mortgage Products Inc.
4.980%, 08/25/2034	$158,119	$149,577
Total Asset Backed Securities
(Cost $151,400)		149,577

Mortgage Backed Securities–53.35%
Banc of America Alternative
Loan Trust
2005-5, 6.000%, 06/25/2035	413,556	304,837
5.750%, 12/25/2035	522,000	397,651
Banc of America Funding Corp
2007-5, 6.500%, 07/25/2037	464,498	443,315
Bear Stearns Asset-Backed
Securities Trust
A-1, 4.500%, 07/25/2033 (a)	96,304	94,375
Chaseflex Trust
2005-2, 5.500%, 06/25/2035	30,000	20,431
2006-2, 6.170%, 09/25/2036 (a)	250,000	196,361
2006-2, 6.340%, 09/25/2036 (a)	500,000	397,662
Citicorp Mortgage Securities Inc.
5.500%, 02/25/2026	165,486	157,956
5.750%, 06/25/2036 Class/1A9	133,577	123,380
5.750%, 06/25/2036 Class/1A19	455,946	418,215
Citigroup Mortgage Loan Trust Inc.
2005-5, 5.000%, 08/25/2035	493,258	460,982
Countrywide Alternative Loan Trust
2005-21CB, 5.250%, 06/25/2035	162,000	126,329
2005-J10, 5.500%, 10/25/2035	126,401	105,904
2005-49CB, 5.500%, 11/25/2035	691,880	508,338
2005-52CB, 5.500%, 11/25/2035	296,000	216,606
2005-J13, 5.500%, 11/25/2035	483,627	404,678
2005-73CB, 6.250%, 01/25/2036 (a)	434,000	368,245
2005-32CB, 5.500%, 11/25/2036	700,000	513,786
Countrywide Home Loan Mortgage
Pass-Through Trust
2005-20, 5.250%, 12/25/2027	187,402	175,757
2004-HYB5, 2.793%, 04/20/2035 (a)	707,163	454,519
2005-16, 5.000%, 09/25/2035 (a)	62,000	52,752
Credit Suisse First Boston Mortgage
Securities Corp.
2004-7, 5.250%, 10/25/2019	138,835	140,397
2005-10, 5.750%, 11/25/2035	170,000	139,060
Credit Suisse Mortgage Capital Certificates
2006-8, 5.500%, 10/25/2021	367,974	306,666
2006-3, 6.000%, 04/25/2036	351,000	265,803
2006-4, 7.000%, 05/25/2036	386,737	208,531
2007-3, 5.500%, 04/25/2037	236,341	209,724
Deutsche ALT-A Securities Inc.
Alternate Loan Trust
6.000%, 10/25/2021	512,875	417,190

	PRINCIPAL
	AMOUNT	VALUE
First Horizon Alternative
Mortgage Securities
2006-FA6, 5.750%, 11/25/2021	$142,309	$130,555
First Horizon Asset Securities Inc.
2006-1, 6.000%, 05/25/2036	349,332	328,927
GSAA Trust
2006-6, 5.319%, 03/25/2036 (a)	139,942	72,855
GSR Mortgage Loan Trust
2005-1F, 6.000%, 01/25/2035	88,912	87,199
Indymac Index Mortgage Loan Trust
2005-AR19, 5.110%, 10/25/2035 (a)	294,135	212,540
JP Morgan Alternative Loan Trust
2005-S1, 5.000%, 12/25/2035	159,438	129,176
2005-S1, 5.500%, 12/25/2035	476,763	391,914
2006-S2, 6.050%, 05/25/2036 (a)	160,331	123,652
JP Morgan Mortgage Trust
2005-S3, 5.750%, 01/25/2036	463,609	451,730
Lehman Mortgage Trust
2006-2, 6.486%, 04/25/2036 (a)	242,613	232,549
Lehman XS Trust
2005-1, 1.735%, 07/25/2035 (a)	325,299	232,520
Master Seasoned Securities Trust
2005-2, 4.022%, 10/25/2032 (a)	275,182	228,391
Morgan Stanley Mortgage Loan Trust
2-A, 2.897%, 01/25/2035 (a)	82,599	56,120
RAAC Series
6.000%, 09/25/2034	674,073	655,779
Residential Accredit Loans Inc.
6.000%, 09/25/2035	52,304	36,674
Residential Asset Securitization Trust
5.500%, 10/25/2035	648,182	435,731
WaMu Mortgage Pass-Through Certificates
2004-S2, 6.000%, 06/25/2034	137,345	131,859
Washington Mutual Alternative Mortgage
Pass-Through Certificates
2005-1, 5.500%, 03/25/2035	750,000	609,420
2005-4, 5.500%, 06/25/2035	150,191	124,818
2005-9, 5.500%, 11/25/2035	100,000	67,617
Total Mortgage Backed Securities
(Cost $12,192,707)		12,369,476

Municipal Bonds–27.56%
California–1.34%
National City Community
Development Commission
5.750%, 08/01/2021	300,000	310,983
Florida–3.67%
State of Florida
5.000%, 06/01/2028	750,000	850,920

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2011.
The accompanying notes are an intergral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND—SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2011

	PRINCIPAL
	AMOUNT	VALUE
Illinois–5.90%
Du Page & Cook Counties Community
Unit School District No. 205 Elmhurst
5.250%, 01/01/2025	$300,000	$318,513
Lake County Community Consolidated
School District No. 50 Woodland
5.750%, 01/01/2030	480,000	510,197
State of Illinois
7.500%, 06/15/2015	305,000	371,783
Village of Schaumburg IL
5.000%, 12/01/2027	155,000	166,868
		1,367,361
Indiana–3.52%
Carmel Redevelopment Authority
5.000%, 02/01/2024	370,000	378,099
Franklin Community Multi-School
Building Corp.
5.000%, 01/10/2023	400,000	437,192
		815,291
New Jersey–2.52%
New Jersey Transportation
Trust Fund Authority
5.750%, 06/15/2025	500,000	584,985
South Carolina–3.99%
South Carolina State
Public Service Authority
5.375%, 01/01/2028	825,000	925,774
Texas–6.62%
Burleson Independent School District
5.000%, 08/01/2030	670,000	744,584
Harris County Flood Control District
5.250%, 10/01/2021	200,000	228,374

North East Independent School District/TX
5.000%, 02/01/2020	500,000	560,235
		1,533,193
Total Municipal Bonds
(Cost $6,118,131)		6,388,507

	PRINCIPAL
	AMOUNT	VALUE
U.S. Government Note/Bond–4.90%
United States Treasury Note/Bond–4.90%
3.625%, 02/15,2020	$1,000,000	$1,137,031
Total U.S. Government Note/Bonds
(Cost $1,071,494)		1,137,031

	SHARES	VALUE
Short-Term Investments–13.31%
Money Market Funds–13.31%
First American Treasury Obligations
Fund, 0.000% (a)	3,086,379	3,086,379

Total Short-Term Investments
(Cost $3,086,379)		3,086,379

Total Investments (Cost $22,620,111)–99.77%		23,130,970
Other Assets in Excess of Liabilities–0.23%		52,748
Total Net Assets–100.00%		$23,183,718

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2011.
The accompanying notes are an intergral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND—SCHEDULE OF INVESTMENTS
August 31, 2011

	PRINCIPAL
	AMOUNT	VALUE
Municipal Bonds–65.34%
Bedford County Economic
Development Authority
5.600%, 12/01/2025	$70,000	$67,273
City of Atlanta GA
5.500%, 11/01/2027	25,000	27,495
City of Highland CA
5.125%, 09/01/2024	125,000	121,593
City of Houston TX
5.000%, 07/01/2025	100,000	102,648
City of Lakeland FL
5.000%, 11/15/2025	100,000	100,389
City of San Buenaventura CA
8.000%, 12/01/2026	125,000	132,599
City of Turlock CA
5.000%, 10/15/2022	100,000	94,685
Delaware County Authority
5.000%, 06/01/2023	100,000	94,881
District of Columbia
6.250%, 10/01/2032	150,000	155,901
Escambia County Health
Facilities Authority
5.500%, 08/15/2024	100,000	99,102
Illinois Finance Authority
5.750%, 05/15/2031	150,000	132,585
Iowa Higher Education Loan Authority
5.625%, 10/01/2026	150,000	148,866
Jurupa Public Financing Authority
5.000%, 09/01/2030	150,000	152,496
Lee County Industrial
Development Authority/FL
5.000%, 11/01/2025	150,000	154,998

Louisiana Local Government
Environmental Facilities &
Communication Development
6.500%, 08/01/2029	50,000	51,458
Main Street Natural Gas Inc.
5.000%, 03/15/2017	65,000	71,026
Maine Health & Higher Educational
Facilities Authority
7.500%, 07/01/2032	150,000	160,405
Massachusetts Development
Finance Agency
5.500%, 07/01/2026	100,000	97,617

	PRINCIPAL
	AMOUNT	VALUE
Michigan State Building Authority
5.000%, 10/15/2029	$100,000	$103,938
M-S-R Energy Authority
7.000%, 11/01/2034	100,000	115,454
National City Community
Development Commission
5.750%, 08/01/2021	100,000	103,661
New Jersey Economic
Development Authority
5.750%, 06/15/2029	100,000	95,910
Oregon State Housing &
Community Services Department
5.000%, 01/01/2026	100,000	106,032
Palace Coral Gables Community
Development District
5.000%, 05/01/2032	100,000	101,396
Puerto Rico Electric Power Authority
5.250%, 07/01/2027	50,000	51,346
Railsplitter Tobacco
Settlement Authority
6.000%, 06/01/2028	100,000	102,508
Regional Transportation Authority
6.000%, 06/01/2023	25,000	29,572
Ridgecrest Redevelopment Agency
5.375%, 06/30/2024	100,000	99,543
Teton County Hospital District
5.500%, 12/01/2027	150,000	153,524
Wyoming Community
Development Authority
6.250%, 07/01/2031	130,000	132,275
Total Municipal Bonds
(Cost $3,128,701)		$3,161,176

	SHARES	VALUE
Short-Term Investments–35.49%
Money Market Funds–35.49%
Fidelity Institutional Money
Market Portfolio, 0.010% (a)	1,716,976	$1,716,976

Total Short-Term Investments
(Cost $1,716,976)		$1,716,976

Total Investments (Cost $4,845,677) – 100.83%		4,878,152
Liabilities in Excess of Other Assets – (0.83%)		(40,005)
Total Net Assets–100.00%		$4,838,147

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2011.
The accompanying notes are an intergral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

STATEMENTS OF OPERATIONS

	Year Ended	Period Ended
	August 31, 2011	August 31, 2011
	Performance Trust	Performance Trust
	Total Return	Municipal
	Bond Fund	Bond Fund(1)
Investment Income
Interest income	$1,005,310	$13,690
Total Investment Income	1,005,310	13,690

Expenses
Advisory fees	110,668	2,780
Administration fees	70,382	12,028
Transfer agent fees and expenses	35,520	5,332
Federal and state registration fees	26,440	7,006
Audit and tax fees	17,496	17,484
Chief Compliance Officer fees and expenses	12,009	1,984
Custody fees	6,754	1,612
Fund accounting fees	6,335	558
Trustees’ fees and related expenses	6,159	186
Legal fees	5,499	1,984
Reports to shareholders	4,358	1,488
Other expenses	2,087	806
Total Expenses	303,707	53,248
Less waivers and reimbursement by Adviser (Note 4)	(128,482)	(49,426)
Net Expenses	175,225	3,822

Net Investment Income	830,085	9,868

Realized and Unrealized Gain on Investments
Net realized gain on investments	40,236	1,862
Change in net unrealized appreciation on investments	510,859	32,475
Net Realized and Unrealized Gain on Investments	551,095	34,337

Net Increase in Net Assets from Operations	$1,381,180	$44,205

(1) The Fund commenced operations on June 30, 2011.
The accompanying notes are an intergral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	August 31, 2011	August 31, 2011
	Performance Trust	Performance Trust
	Total Return	Municipal
	Bond Fund	Bond Fund(1)
From Operations
Net investment income	$830,085	$9,868
Net realized gain on investments	40,236	1,862
Change in net unrealized appreciation on investments	510,859	32,475
Net increase in net assets from operations	1,381,180	44,205

From Distributions Paid
Net investment income	(673,860)	(9,930)
Net realized gain on investments	(10,613)	-
Net decrease in net assets resulting from distributions paid	(684,473)	(9,930)

From Capital Share Transactions
Proceeds from shares sold	25,594,217	4,798,457
Shares issued in reinvestment of distributions declared	289,061	9,620
Cost for shares redeemed	(3,396,267)	(4,205)
Net increase in net assets from capital share transactions	22,487,011	4,803,872

Total Increase In Net Assets	23,183,718	4,838,147

Net Assets
Beginning of period	—	—
End of period	$23,183,718	$4,838,147

Accumulated Undistributed Net Investment Income (Loss)	$161,641	$(62)

(1) The Fund commenced operations on June 30, 2011.
The accompanying notes are an intergral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND—FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Year // Year Ended August 31, 2011

Net Asset Value, Beginning of Year	$20.00

Income from investment operations
Net investment income(1)	0.95
Net realized and unrealized gain on investments	0.91
Total income from investment operations	1.86

Less distributions paid
From net investment income	(0.71)
From net realized gain on investments	(0.01)
Total distributions paid	(0.72)

Net Asset Value, End of Period	$21.14

Total Return	9.36%

Supplemental Data and Ratios
Net assets at end of year (000’s)	$23,184
Ratio of expenses to average net assets
Before waiver and expense reimbursement	1.65%
After waiver and expense reimbursement	0.95%
Ratio of net investment income to average net assets
Before waiver and expense reimbursement	3.80%
After waiver and expense reimbursement	4.50%
Portfolio turnover rate	77.86%

(1) Per share net investment income was calculated using the average shares outstanding method.
The accompanying notes are an intergral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND—FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period // Period Ended August 31, 2011(1)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations
Net investment income(2)	0.05
Net realized and unrealized gain on investments	0.17
Total income from investment operations	0.22

Less distributions paid
From net investment income	(0.04)
From net realized gain on investments	—
Total distributions paid	(0.04)

Net Asset Value, End of Period	$20.18

Total Return(3)	1.06%

Supplemental Data and Ratios
Net assets at end of period (000’s)	$4,838
Ratio of expenses to average net assets
Before waiver and expense reimbursement(4)	7.66%
After waiver and expense reimbursement(4)	0.55%
Ratio of net investment income (loss) to average net assets
Before waiver and expense reimbursement(4)	(5.69)%
After waiver and expense reimbursement(4)	1.42%
Portfolio turnover rate(3)	15.43%

(1) The Fund commenced operations on June 30, 2011.
(2) Per share net investment income was calculated using the average shares outstanding method.
(3) Not annualized.
(4) Annualized.
The accompanying notes are an intergral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUTUAL FUNDS—NOTES TO FINANCIAL STATEMENTS
August 31, 2011

1. Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”), is comprised of the Performance Trust Total Return Bond Fund (the “Total Return Bond Fund”) and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Total Return Bond Fund is to purchase undervalued fixed income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Total Return
Bond Fund became effective on August 31, 2010 and commenced investment operations on September 1, 2010. The Municipal Bond Fund became effective on June 29, 2011 and commenced operations on June 30, 2011 with respect to the Institutional Class shares. As of the date of this report, the Retail Class shares have not commenced operations. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by Performance Trust Investment Advisors, LLC (the “Adviser”).

2.Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a. Investment Valuation
Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which  may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

U.S. Government Securities   U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Securities are valued principally using prices furnished by a pricing service. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Asset-Backed and Mortgage-Backed Securities  The fair value of asset-backed and mortgage-backed securities is estimated using various valuation techniques including models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as the security and the creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuances in developing its estimate of fair value is considered. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Municipal Bonds   The fair value of municipal bonds is generally evaluated in a manner similar to asset backed securities. A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity. The Adviser considers additional inputs such as calls of bond principal by the issuer in developing its estimate of fair value. The extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUTUAL FUNDS—NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2011

Other debt securities, excluding short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service  may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

»Level 1: Quoted prices in active markets for  identical securities.
»Level 2 : Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
»Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2011:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Fixed Income
Asset Backed
	$-	$149,577	$-	$149,577
Securities
Government
	-	1,137,031	-	1,137,031
Note/Bond
Mortgage Backed
	-	12,369,476	-	12,369,476
Securities
Municipal Bonds	-	6,388,507	-	6,388,507
Total Fixed Income	-	20,044,591	-	20,044,591

Short-Term
Investments	3,086,379	-	-	3,086,379

Total Investments
in Securities	$3,086,379	$20,044,591	$-	$23,130,970

PERFORMANCE TRUST MUNICIPAL BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Fixed Income
Municipal Bonds	$-	$3,161,176	$-	$3,161,176
Total Fixed Income	-	3,161,176	-	3,161,176

Short-Term
Investments	1,716,976	-	-	1,716,976

Total Investments
in Securities	$1,716,976	$3,161,176	$-	$4,878,152

During the period ended August 31, 2011, there were no transfers between Levels for the Funds. The Fund held no Level 3 securities during the period ended August 31, 2011. It is the Funds’ policy to record transfers as of the end of the reporting period. The Funds did not hold any financial derivative instruments during the period ended August 31, 2011.

b. Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the period ended August 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2011, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax period since the commencement of operations.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUTUAL FUNDS—NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2011

c. Distributions to Shareholders
The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

d. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e. Share Valuation
The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

f. Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

g. Other
Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the basis of indentified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

3. Federal Tax Matters
The tax character of distributions paid during the period ended August 31, 2011 were as follows:

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
Ordinary Income	$684,473	$30
Tax Exempt Income	–	9,900

As of August 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
Cost basis of investments for
$22,620,111
federal income tax purposes
Gross tax unrealized appreciation	$705,080
Gross tax unrealized depreciation	(194,221)
Net tax unrealized appreciation (depreciation)	510,859
Undistributed ordinary income	232,654
Undistributed long-term capital gain	–
Total distributable earnings	232,654
Other accumulated losses	(46,806)
Total accumulated earnings (losses)	$696,707

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for
$4,845,677
federal income tax purposes
Gross tax unrealized appreciation	$38,213
Gross tax unrealized depreciation	(5,738)
Net tax unrealized appreciation (depreciation)	32,475
Undistributed ordinary income	2,110
Undistributed long-term capital gain	–
Total distributable earnings	2,110
Other accumulated losses	(310)
Total accumulated earnings (losses)	$34,275

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended August 31, 2011, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
Undistributed Net Investment
	$5,416	–
Income/(Loss)
Accumulated Net Realized
Gain/(Loss)	(5,416)	–

On September 30, 2011, distributions from ordinary income of $13,170 and $82,441 for the Municipal Bond Fund and Total Return Bond Fund, respectively, were declared and paid by the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUTUAL FUNDS—NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2011

4. Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Total Return Bond Fund and 0.40% for the Municipal Bond Fund of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through August 30, 2013 and June 29, 2014 for the Total Return Bond Fund and the Municipal Bond Fund, respectively, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 0.95% for the Total Return Bond Fund and 0.55% for the Institutional Class share of the Municipal Bond Fund (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the period ended August 31, 2011, expenses of $128,482 for the Total Return Bond Fund and $49,426 for the Institutional Share class of the Municipal Bond Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2014	$128,482	$49,426

5. Related Party Transactions
A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter. The Chief Compliance Officer is also an employee of USBFS. For the period ended August 31, 2011, the Funds were allocated $12,009 and $1,984 of the Trust’s Chief Compliance Officer fees and expenses for the Total Return Bond Fund and Municipal Bond Fund, respectively.

6. Capital Share Transactions
Transactions in shares of the Fund were as follows:

Period Ended August 31, 2011
	TOTAL RETURN	MUNICIPAL
	BOND FUND(1)	BOND FUND(2)
Shares Sold	$1,244,216	$239,513
Shares Reinvested	13,736	477
Shares Redeemed	(161,076)	(208)
Net Increase	$1,096,876	$239,782

(1) The Fund commenced Investment operations on    September 1, 2010.
(2) The Fund commenced operations on June 30, 2011.

7. Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended August 31, 2011, are summarized below.

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$3,076,953	$
Other	26,893,461	3,390,082
Sales
U.S. Government	2,017,891	–
Other	8,719,791	263,167

8.Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2011, DBTCO, for the benefit of its customers, held 48.3% of the Total Return Bond Fund’s outstanding shares. At August 31, 2011, PT Financial, LLC, for the benefit of its customers, held 62.6% of the Municipal Bond Fund’s outstanding shares. PT Financial, LLC wholly owns the Adviser.

9. Line of Credit
The Performance Trust Total Return Bond Fund has a line of credit in the amount of $7,500,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the year ended August 31, 2011, the Total Return Bond Fund did not draw upon the line of credit.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees Performance Trust Mutual Funds (Trust for Professional Managers)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds, comprising the Performance Trust Municipal Bond Fund and the Performance Trust Total Return Bond Fund (the “Funds”), each a series of the Trust for Professional Managers, as of August 31, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the period June 30, 2011 (commencement of operations), through August 31, 2011 for the Performance Trust Municipal Bond Fund and the statements of operations and changes in net assets, and the financial highlights for the year then ended for the Performance Trust Total Return Bond Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlightseferred to above present fairly, in all material respects, the financial position of Performance Trust Municipal Bond Fund and the Performance Trust Total Return Bond Fund as of August 31, 2011, the results of their operations, changes in their net assets, and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United
States of America.

Cohen Fund Audit Services, LTD.
Westlake, Ohio
October 28, 2011

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information  about you from the following sources:

» information we receive about you on  applications or other forms;
» information you give us orally; and
» information about your transactions  with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share d thir informationwithaffiliated parties and unaffiliated parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

EXPENSE EXAMPLE
Period Ended August 31, 2011 (unaudited)

As a shareholder of the Funds, you incur ongoing costs, including Management fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2011 August 31, 2011) for the Total Return Bond Fund and (June 30, 2011 August 31, 2011) for the Municipal Bond Fund.

Actual Expenses
The first line of the table below for each Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $2.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged to the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds.

PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD MARCH 1, 2011
TOTAL RETURN BOND FUND	MARCH 1, 2011	AUGUST 31, 2011	AUGUST 31, 2011*
Actual	$1,000	$1,015.50	$4.83
Hypothetical	$1,000	$1,020.42	$4.84

(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of .95%,  multiplied by the average account value over the period, multiplied by
181/365 to reflect the one-half year period.

PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD JUNE 30, 2011
MUNICIPAL BOND FUND	JUNE 30, 2011	AUGUST 31, 2011	AUGUST 31, 2011*
Actual	$1,000	$1,010.60	$0.94
Hypothetical	$1,000	$1,007.56	$0.94

(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of .55%,  multiplied by the average account value over the period, multiplied by 62/365 to reflect the 62-day period since inception.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on April 28, 2011 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Performance Trust Municipal Bond Fund (the “Fund”), a series of the Trust, and Performance Trust Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement, detailed comparative information relating to the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser; the Adviser’s Form ADV; select financial statements of the Adviser; bibliographic information of the Adviser’s key management and compliance personnel; comparative fee information for the Fund, the Performance Trust Total Return Bond Fund (a separate series of the Trust managed by the Adviser) and the Adviser’s other separately-managed accounts; and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.

The Trustees noted that representatives from the Adviser, including Mr. Jeff Smith, Managing Director, Mr. Tom Futrell, Senior Portfolio Manager, Mr. John Wilhelm, Portfolio Manager, and Ms. Cynthia Perez, Operations Manager, attended a special telephonic meeting of the Board held on February 22, 2011, during which Mr. Smith reviewed information concerning the investment strategy and security selection for the Fund and reviewed the background and experience of the Adviser and its operations and staff, and provided information concerning the Adviser’s marketing efforts and the personnel who would lead those efforts on behalf of the Fund. The Trustees also noted that the Adviser currently managed the Performance Trust Total Return Bond Fund, a separate series of the Trust, and Mr. Smith reported on the progress of that fund. Mr. Futrell and Mr. Wilhelm, who would serve as the Fund’s portfolio managers, each reviewed their background and experience in managing municipal bond portfolios, and Mr. Futrell provided greater detail regarding the Fund’s investment strategy.

In considering approval of the Agreement, the Trustees also reviewed the Trust’s post-effective amendment to its registration statement on Form N-1A, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund. Based on their evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

Discussion of Factors Considered
In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, extent and quality of services  provided to the Fund
The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Fund. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Mr. Futrell and Mr. Wilhelm, who would serve as the Fund’s portfolio managers, as well as other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed the structure of the Adviser’s compliance program and the information provided by the Adviser in response to the Trust’s due diligence questionnaire as well as other information provided by the Adviser and forwarded to the Trustees specifically for the February 22, 2011 special telephonic meeting and the April 28, 2011 meeting. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser. The Trustees also considered information presented by the Adviser at the February 22, 2011 special telephonic meeting. The Trustees, in consultation with their independent counsel, reviewed the Adviser’s policies and procedures and compliance program and were assured that it was fully compliant with Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1940, as amended. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(unaudited)

Investment performance of the Adviser
In assessing the portfolio management services to be provided by the Adviser, the Trustees noted the Adviser’s presentation at the February 22, 2011 special telephonic meeting, during which representatives from the Adviser provided information concerning the founding of the Adviser and the investment management experience of Mr. Futrell and Mr. Wilhelm, who would serve as the Fund’s portfolio managers. The Trustees also reviewed the performance of the Performance Trust Total Return Bond Fund, a separate series of the Trust managed by the Adviser. The Trustees noted that the Adviser did not currently manage any other accounts using the same investment strategy that will be applied to the Fund. After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Adviser’s management.

Costs of services and profits realized by the Adviser
The Trustees considered the cost of services and the structure of the Adviser’s fees. The Trustees considered the cost structure of the Fund relative to a peer group of intermediate municipal debt funds based on the Lipper fee analysis provided to the Trustees as well as the proposed expense waivers and reimbursements of the Adviser. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the proposed expense subsidization to be undertaken by the Adviser.

The Trustees considered the Fund’s proposed management fee of 0.40%, noting that the fee fell into the second quartile compared to a peer group of intermediate municipal debt funds, just below the peer group average of 0.418% The Trustees further noted that the Adviser had agreed to waive its management fee and/or reimburse fund expenses for at least an initial three-year period, so that the Fund’s total annual fund operating expenses do not exceed 0.75% and 0.55% of the Fund’s average annual net assets for Retail Class shares and Institutional Class shares, respectively. The Board reviewed the Lipper data for the Fund’s total expense ratio, which showed that the expense cap for each share class put the Fund’s total expenses in the second quartile for its peer group, below the industry average of 1.093% for the peer group, which fell into the third quartile. The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative expense and advisory fee information and the investment management services to be provided by the Adviser. The Trustees further concluded that the Adviser’s profit from sponsoring the Fund would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Fund.

Extent of economies of scale as the Fund grows
The Trustees reviewed the structure of the Adviser’s management fees and discussed potential economies of scale (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Fund might realize would be achievable under the structure of the Adviser’s management fees and the Fund’s expenses. The Trustees reviewed all proposed expense waivers and reimbursements by the Adviser with respect to the Fund. The Trustee noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser indicated that it would consider breakpoints if warranted by future circumstances. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

Benefits derived from the relationship with the Fund
The Trustees considered the direct and indirect benefits that could be received by the Adviser from  its association with the Fund. The Trustees discussed the anticipated allocation of brokerage by the Adviser with respect to the Fund, noting that the Adviser will not obtain brokerage or research services through the allocation of brokerage. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions
The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

ADDITIONAL INFORMATION
(unaudited)

Tax Information
For the period ended August 31, 2011, taxable ordinary income distributions are designed as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Total Return Bond Fund	1.55%
Municipal Bond Fund	0.00%

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in each Fund’s Statement of Additional Information, which is available of the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file their complete schedule of portfolio holding with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1 (202) 551-8090 (direct) or 1 (800) SEC-0330 (general SEC number).

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Fund enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below. Each Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

INDEPENDENT TRUSTEES
(unaudited)

NUMBER OF
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	OTHER
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DIRECTORSHIPS
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	HELD BY TRUSTEE
Dr. Michael D. Akers	Trustee	Indefinite Term;	Professor and	30	Independent
615 E. Michigan St.		Since August	Chair, Department		Trustee, USA
Milwaukee, WI 53202		22, 2001	of Accounting,		MUTUALS
Age: 56			Marquette University		(an open-end
			(2004 present);		investment
			Associate Professor		company with
			of Accounting,		two portfolios).
Marquette University
(1996 2004).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/	30	Independent
615 E. Michigan St.		Since August	Midwest Airlines,		Trustee, USA
Milwaukee, WI 53202		22, 2001	Inc. (airline company)		MUTUALS
Age: 54			(1985-present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training (July 1990		two portfolios).
December 1999).

Jonas B. Siegel	Trustee	Indefinite Term;	Managing Director,	30	Independent
615 E. Michigan St.		Since October	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		23, 2009	Officer (“CAO”) and		Multi-Asset
Age: 68			Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994-present); Vice		Trustee,
			President, Secretary,		Gottex Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		Fund complex
			Trust (an open-		(three closed-
			end investment		end investment
			company) (1997		companies);
			2007); President,		Ramius IDF,
			CAO and CCO,		LLC (a closed-
			Granum Securities,		end investment
			LLC (a broker-dealer)		company).
(1997 2007).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

INDEPENDENT TRUSTEES (CONT.)
(unaudited)

NUMBER OF
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	OTHER
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DIRECTORSHIPS
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	HELD BY TRUSTEE
Joseph C.	Chairperson,	Indefinite Term;	Executive Vice	30	Trustee, Buffalo
Neuberger(1)	President and	Since August	President, U.S.		Funds (an
615 E. Michigan St.	Trustee	22, 2001	Bancorp Fund		open-end
Milwaukee, WI 53202			Services, LLC		investment
Age: 49			(1994 present).		company with
ten portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company with
two portfolios).

John P. Buckel	Vice	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Since January	Administrator, U.S.
Milwaukee, WI	Treasurer	10, 2008 (Vice	Bancorp Fund
53202	and Principal	President); Since	Services, LLC
Age: 54	Accounting	September 10,	(2004-present);
	Officer	2008 (Treasurer)	Mutual Fund
Administrator, United
Missouri Bank
(2000 2004).

Robert M. Slotky	Vice	Indefinite Term;	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Since January	President, U.S.
Milwaukee, WI 53202	Chief	26, 2011	Bancorp Fund
Age: 64	Compliance		Services, LLC
	Officer and		(2001 present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and	N/A	N/A
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.
Age: 32		2005	Bancorp Fund
Services, LLC
(September
2004 present).

Jennifer A. Lima	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since January	Administrator, U.S.
Milwaukee, WI 53202		10, 2008	Bancorp Fund
Age: 37			Services, LLC
(2002 present).

Jesse J. Schmitting	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since July 21,	Administrator, U.S.
Milwaukee, WI 53202		2011	Bancorp Fund
Age: 37			Services, LLC
(2008 present).

(1)Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

Investment Advisor
Performance Trust Investment Advisors, LLC
500 W. Madison, Suite 350
Chicago, Illinois 60661

888.282.3220
info@PTIAfunds.com
www.PTIAfunds.com

Fund Administrator, Transfer Agent, and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed by Quasar Distributors, LLC.

PERFORMANCE TRUST
MUTUAL FUNDS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers  is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for this fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 8/31/2011
Audit Fees	29,000
Audit-Related Fees	0
Tax Fees	6,000
All Other Fees	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 8/31/2011
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for this fiscal year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2011
Registrant	0
Registrant’s Investment Adviser	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*      /s/ Joseph Neuberger
                                                        Joseph Neuberger, President

Date      November 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Joseph Neuberger
                                                        Joseph Neuberger, President

Date      November 1, 2011

By (Signature and Title)*     /s/ John Buckel
                                                       John Buckel, Treasurer

Date      November 1, 2011

* Print the name and title of each signing officer under his or her signature.